SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              PHARMANETICS, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              PHARMANETICS, INC.
                             5301 Departure Drive
                         Raleigh, North Carolina 27616



                   ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1999
                   ----------------------------------------
TO THE SHAREHOLDERS OF
PHARMANETICS, INC.

     The Annual Meeting of Shareholders of PharmaNetics, Inc. (the "Company") will be held at the Carolina Country Club, 2500 Glenwood Avenue, Raleigh, North Carolina, on Thursday May 6, 1999, at 10:30 a.m. for the following purposes:

   1. To elect a board of directors;

   2.To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the year ending December 31, 1999; and

   3. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. All such shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person, even if such shareholder returned a proxy.

     The Company's Proxy Statement and proxy is submitted herewith along with the Company's Annual Report for the year ended December 31, 1998.


                      IMPORTANT -- YOUR PROXY IS ENCLOSED

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, SHAREHOLDERS ARE URGED TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                        By Order of the Board of Directors


                                        /s/ JOHN P. FUNKHOUSER,
                                        -------------------------------------
                                        JOHN P. FUNKHOUSER,
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

Raleigh, North Carolina
April 9, 1999

                              PHARMANETICS, INC.
                             5301 Departure Drive
                         Raleigh, North Carolina 27616


                                ---------------
                                PROXY STATEMENT
                               ---------------
                        ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 1999


                INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited by the Board of Directors of PharmaNetics, Inc., a North Carolina corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Carolina Country Club, 2500 Glenwood Avenue, Raleigh, North Carolina, at 10:30 a.m. on Thursday, May 6, 1999, and any adjournments thereof (the "Meeting"). The cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, employees of the Company, without extra remuneration, may solicit proxies personally or by telephone. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. The mailing address of the principal executive offices of the Company is 5301 Departure Drive, Raleigh, North Carolina 27616. Copies of this Proxy Statement and accompanying proxy card were mailed to shareholders on or about April 9, 1999.


REVOCABILITY OF PROXIES

     You may revoke your proxy at any time before it is voted by giving a later proxy or written notice to the Company (Attention: Paul Storey, Secretary), or by attending the Meeting and voting in person.


VOTING

     When the enclosed proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted: (i) FOR the election of the nominees for director identified below; (ii) FOR ratification of the appointment of PricewaterhouseCoopers LLP, Raleigh, North Carolina, as independent auditors of the Company for the year ending December 31, 1999; and (iii) in the discretion of the proxies with respect to any other matters properly brought before the shareholders at the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting but will not be counted in tabulation of votes cast on proposals presented at the Meeting. While there is no definitive statutory or case law authority in North Carolina with regard to these matters, the Company believes that its intended treatment of abstentions and broker non-votes at the Meeting is appropriate.


RECORD DATE

     Only the holders of record of the Company's Common Stock at the close of business on the record date, March 31, 1999 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, 7,454,521 shares of Common Stock were outstanding. Shareholders will be entitled to one vote for each share of Common Stock held on the Record Date.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws provide that the number of directors constituting the Board of Directors shall be no less than one. Although the number of directors authorized is six, there are currently five directors serving on the board. Therefore, five directors are to be elected at the meeting to serve for one year, until the election and qualification of their successors, and it is intended that proxies, not limited to the contrary, will be voted FOR all of the nominees named below. If any nominee is unable or declines to serve as a director at the time of the Meeting, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors. It is not anticipated that any nominee listed below will be unable or will decline to serve as a director. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company.

NAME OF NOMINEE                        AGE   DIRECTOR SINCE
---------------                        ---   --------------
        John P. Funkhouser ..........  45        1993
        William A. Hawkins ..........  45        1995
        John K. Pirotte .............  49        1996
        Stephen R. Puckett ..........  46        1996
        Philip R. Tracy .............  57        1996

     JOHN P. FUNKHOUSER was elected President, Chief Executive Officer and a director of the Company in October 1993 upon the Company's acquisition of Coeur Laboratories, Inc., which manufactures and sells disposable power injection syringes for cardiology and radiology procedures, as well as custom angiographic procedure kit manifolds ("Coeur"). Since February 1992, Mr. Funkhouser has also served as President and Chief Executive Officer of Coeur. Before his employment with Coeur, Mr. Funkhouser was a General Partner with Hillcrest Group, a venture capital firm, and worked for over nine years in managing venture capital portfolio companies. Mr. Funkhouser holds a B.A. from Princeton University and an M.B.A. from the University of Virginia.

     WILLIAM A. HAWKINS was elected a director of the Company in January 1995. Since June 1998, Mr. Hawkins has been the President of Novoste Corporation, a medical device company focused on the treatment of coronary artery disease. From April 1997 until he joined Novoste Corporation, Mr. Hawkins was a Vice President at American Home Products Corporation, a pharmaceutical company. From October 1995 until he joined American Home Products, Mr. Hawkins was President of Ethicon Endo-Surgery, Inc., a medical device company that is a subsidiary of Johnson & Johnson. From January 1995 to October 1995, Mr. Hawkins served as Vice President in charge of U.S. operations of Guidant Corporation and President of Devices for Vascular Intervention, a medical device company and a subsidiary of Guidant. Prior to joining Guidant, Mr. Hawkins held several positions with IVAC Corporation, most recently serving as President and Chief Executive Officer from 1991 until 1995. Mr. Hawkins holds a B.S. in Engineering and Biomedical Engineering from Duke University and an M.B.A. from the University of Virginia.

     JOHN K. PIROTTE has been Chairman and Chief Executive Officer of CORPEX Technologies Incorporated, a privately held company that develops and markets surface active chemical technology, since 1990. In addition, Mr. Pirotte has operated a private investment company, was Chief Financial Officer from 1979 to 1981 and Chairman and Chief Executive Officer from 1981 until 1988 of The Aviation Group, Inc., and served as a manager of Acquisition Advisory Services for an international public accounting firm. He is a founding director of North Carolina Enterprise Corp., a venture capital fund. Mr. Pirotte holds a B.A. from Princeton University and an M.S. from New York University Graduate School of Business Administration.

     STEPHEN R. PUCKETT has served as Chairman of the Board of Directors and President of MedCath Incorporated, a provider of cardiology and cardiovascular services that he founded in 1988. He has also served as Executive Vice President and Chief Operating Officer of the Charlotte Mecklenburg Hospital Authority. Mr. Puckett holds a B.S. and an M.S. in Health Management from the University of Alabama.

     PHILIP R. TRACY was President and CEO of Burroughs Wellcome Co., the United States subsidiary of Wellcome plc, a global pharmaceutical company, from 1989 until the acquisition of Wellcome by Glaxo plc in 1995. Prior to 1989, he served in various legal capacities with Burroughs Wellcome, including Vice President and General Counsel. He has served on the boards of Wellcome Plc, the Pharmaceutical Research and Manufacturers of America, and the Non-Prescription Drug Manufacturers Association. He is currently Of Counsel to the law firm of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. and serves as a partner with Intersouth Partners, a venture capital firm based in North Carolina. He also serves on the

Board of SunPharm Corporation, a development stage pharmaceutical company. Mr. Tracy holds a B.A. from the University of Nebraska and an L.L.B. from George Washington University School of Law, and has attended the Senior Executive Program at Stanford University.


INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The business of the Company is under the general management of the Board of Directors as provided by the laws of North Carolina and the Bylaws of the Company. During the year ended December 31, 1998, the Board of Directors held six formal meetings, excluding actions that were taken by unanimous written consent during the year. Each member of the Board attended at least 75% of the 1998 meetings of the Board of Directors and Board committees of which he was a member, except for Mr. Tracy who attended 67% of the meetings.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Board has no Nominating Committee. The Audit Committee currently consists of Messrs. Pirotte and Tracy. The Audit Committee held one meeting during 1998. The Audit Committee makes recommendations to the Board of Directors concerning its review of the Company's internal controls, accounting system and the annual audit, and regarding the selection of independent auditors. The Compensation Committee currently consists of Messrs. Pirotte and Puckett. The Compensation Committee recommends employee salaries and incentive compensation to the Board of Directors and administers the Company's stock option plans. During 1998, the Compensation Committee held one meeting, excluding actions that were taken by unanimous written consent during the year.


VOTE REQUIRED

     The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the Meeting shall be elected as directors of the Company.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


      PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm PricewaterhouseCoopers LLP ("PWC"), Raleigh, North Carolina, to serve as the independent auditors of the Company for the year ending December 31, 1999, and recommends that the shareholders ratify such action. If the appointment of PWC is not ratified by the shareholders, the Board of Directors will reconsider its selection. PWC has audited the accounts of the Company since 1994 and has advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. Representatives of PWC are expected to attend the Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting on this proposal at the Meeting shall constitute ratification of the appointment of PWC.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PWC AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

                               OTHER INFORMATION
PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the ownership of shares of the Company's Common Stock as of the Record Date by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each current director of the Company, (iii) each of the Company's President and four most highly compensated executive officers other than the President whose cash compensation for the year ended December 31, 1998 exceeded $100,000 (collectively, the "Named Executive Officers"), and (iv) all current directors and executive officers of the Company as a group. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock indicated. Share ownership in each case includes shares issuable upon exercise of outstanding options that may be exercised within 60 days after the Record Date for purposes of computing the percentage of Common Stock owned by such person but not for purposes of computing the percentage owned by any other person.

                                                      SHARES
                                                   BENEFICIALLY    PERCENTAGE
NAME                                                   OWNED       OWNED (1)
----                                               ------------    ----------
    Chiron Diagnostics Corporation .............      600,000     8.0%
    63 North Street
    Medfield, MA 02052
    Davenport & Co. ............................      418,085(2)  5.6%
    901 E. Cary Street, Suite 1100
    Richmond, Virginia 23219
    John P. Funkhouser .........................      288,748(3)  3.7%
    Michael D. Riddle ..........................       50,619(3)    *
    Dick D. Timmons II .........................       17,500(4)    *
    Donald E. Mahan, Ph D ......................       25,200(5)    *
    William A. Hawkins .........................        7,532(6)    *
    Stephen R. Puckett .........................        6,000(7)    *
    John K. Pirotte ............................        5,000(7)    *
    Philip R. Tracy ............................        5,000(7)    *
    All current executive officers and directors
      as a group (11 persons) ..................      413,099(8)  5.3%

---------
* Less than one percent.

(1) As of the Record Date, the Company had 7,454,521 shares of Common Stock outstanding.

(2) As reported in the Schedule 13G dated January 12, 1999 filed with the Securities and Exchange Commission by Davenport & Company LLC. Consists of shares held by individuals who are customers, or representatives (or members of a representatives' immediate family), of Davenport & Company LLC, which disclaims beneficial ownership.

(3) Consists solely of shares underlying options.

(4) Includes 12,500 shares underlying options.

(5) Includes 25,000 shares underlying options.

(6) Includes 4,532 shares underlying options.

(7) Includes 2,000 shares underlying options.

(8) Includes shares referenced in footnotes (3) through (7).

COMPENSATION OF EXECUTIVE OFFICERS

     SUMMARY COMPENSATION.

     The following table reflects all cash and noncash compensation paid by the Company to the Named Executive Officers for their services in all capacities during the years ended December 31, 1998, 1997 and 1996:

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                            ANNUAL COMPENSATION       -------------
                                      -------------------------------    OPTIONS/      ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY       BONUS         SARS       COMPENSATION
---------------------------            ----     ------       -----         ----       ------------
John P. Funkhouser,                   1998    $ 185,000    $ 25,000           --             --
 President, Chief Executive Officer   1997      185,000          --       30,000         37,900(1)
                                      1996      185,000          --           --             --
Michael D. Riddle,                    1998      125,000          --           --             --
 Vice President,                      1997      125,000      10,000        5,000             --
 Sales and Marketing                  1996      125,000          --           --             --
Dick Timmons II                       1998      125,000          --           --             --
 Chief Operating Officer              1997       28,767          --       50,000             --
Donald E. Mahan, Ph.D.                1998      115,000          --           --             --
  Vice-President,                     1997      114,000          --       30,000             --
 Research & Development

---------
(1) Consists of club initiation fees


     OPTION GRANTS, EXERCISES AND HOLDINGS AND FISCAL YEAR-END OPTION VALUES.

     There were no option grants or exercises by the Named Executive Officers during the fiscal year ended December 31, 1998. The following table sets forth information concerning all option holdings as of December 31, 1998 by the Named Executive Officers.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                   NUMBER OF UNEXERCISED OPTIONS AT     VALUE OF UNEXERCISED IN-THE-MONEY
                                           DECEMBER 31, 1998             OPTIONS AT DECEMBER 31, 1998 (1)
                                 ------------------------------------- ------------------------------------
NAME                              EXERCISABLE (2)   UNEXERCISABLE (2)   EXERCISABLE (2)   UNEXERCISABLE (2)
-------------------------------- ----------------- ------------------- ----------------- ------------------
John P. Funkhouser .............      288,748            36,662            $1,098,618          $16,247
Michael D. Riddle ..............       44,622            11,879               157,672           29,333
Dick Timmons II ................       12,500            37,500                 3,125            9,375
Donald E. Mahan, Ph.D. .........       18,750            26,250                18,125           31,875

---------
(1) Calculated by subtracting the exercise price from $5.25, the closing price of the Company's Common Stock as reported by the Nasdaq National Market on December 31, 1998, the last business day of the fiscal year ended December 31, 1998, and multiplying the difference by the number of shares underlying each option.

(2) The first number represents the number or value (as called for by the appropriate column) of exercisable options; the second number represents the number or value (as appropriate) of unexercisable options



COMPENSATION OF DIRECTORS

     Each of the Company's non-employee directors receives $2,500 per year, $1,000 per Board meeting, and $500 per Committee meeting, that he or she attends. In 1998, each non-employee director received 3,000 shares of Common Stock upon re-election to the Board. All directors are reimbursed by the Company for expenses incurred to attend Board meetings.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of non-employee directors, approves all policies under which compensation is paid or awarded to the Company's executive officers. The Committee is currently composed of Messrs. Pirotte and Puckett. The Committee also administers the Company's stock plans.

     Neither the material in this report nor the performance graph included in this proxy statement under the heading " -- Performance Graph" (the "Performance Graph") is soliciting material, is or will be deemed filed with the Securities and Exchange Commission or is or will be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program has three objectives: (1) to align the interests of the executive officers with the interests of the Company's shareholders by basing a significant portion of an executive's compensation on the Company's performance; (2) to attract and retain highly talented and productive executives; and (3) to provide incentives for superior performance by the Company's executives. To achieve these objectives, the Committee has crafted a program that consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock and stock options. These compensation elements are in addition to the general benefits programs which are offered to all of the Company's employees.

     Each year, the Committee reviews the Company's executive compensation program. In its review, the Committee uses compensation survey data prepared by outside consultants to study the compensation packages for executives of companies at a comparable stage of development and in the Company's geographic area. The Committee assesses the competitiveness of the Company's executive compensation program and reviews the Company's financial and operational performance for the previous fiscal year. The Committee also gauges the success of the compensation program in achieving its objectives in the previous year and considers the Company's overall performance objectives. For compensation paid to the Chief Executive Officer and other Named Executive Officers in 1998, no reference was made to the data for comparable companies included in the Performance Graph.

     Each element of the Company's executive compensation program is discussed below.

     BASE SALARIES. The Committee annually reviews the base salaries of the Company's executive officers. The base salaries for the Company's executive officers for fiscal 1998 were established by the Committee at the beginning of that fiscal year. In addition to considering the factors listed in the foregoing section that support the Company's executive compensation program generally, the Committee reviews the responsibilities of the specific executive position and the experience and knowledge of the individual in that position. The Committee also measures individual performance based upon a number of factors, including a measurement of the Company's historic and recent financial and operational performance and the individual's contribution to that performance, the individual's performance on non-financial goals and other contributions of the individual to the Company's success, and gives each of these factors relatively equal weight without confining its analysis to a rigorous formula. As is typical of most corporations, the actual payment of base salary is not conditioned upon the achievement of any predetermined performance targets.

     INCENTIVE COMPENSATION. Cash bonuses established for executive officers are intended to motivate the individual to work hard to achieve the Company's financial and operational performance goals or to otherwise incent the individual to aim for a high level of achievement on behalf of the Company in the coming year. Because it had been in the early stages of development, the Company did not pay cash bonuses prior to fiscal 1995. In 1998, the Company paid a cash bonus of $25,000 to Mr. Funkhouser. This bonus was paid based on the achievement of Company objectives established in the beginning of 1998 and to bring Mr. Funkhouser's total compensation in line with chief executives at other comparable companies.

     LONG-TERM INCENTIVE COMPENSATION. The Company's long-term incentive compensation plan for its executive officers is based upon the Company's stock plans. The Company believes that placing a portion of its executives' total compensation in the form of stock or stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's shareholders, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. Options generally vest over four years based on continued employment. In determining the number of options to grant an executive, the Board primarily considered the executive's past performance and the degree to which an incentive for long-term performance would benefit the Company, as well as the number of shares and options already held by the executive officer. It is the Committee's policy to grant options at fair market value unless particular circumstances warrant otherwise.

     BENEFITS. The Company believes that it must offer a competitive benefits program to attract and retain key executives. During fiscal 1998, the Company provided the same medical and other benefits to its executive officers that are generally available to its other employees.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation is based on the same elements and measures of performance as is the compensation for the Company's other executive officers. The Committee approved a base salary for Mr. Funkhouser for fiscal 1998 of $185,000 based on the same factors as were considered in determining the base salaries of the other executive officers.

     SECTION 162(M) OF THE CODE. It is the responsibility of the Committee to address the issues raised by Section 162(m) of the Code. Revisions to this Section made certain non-performance based compensation in excess of $1,000,000 to executives of public companies non-deductible to the companies beginning in 1994. The Committee has reviewed these issues and has determined that it is not necessary for the Company to take any action at this time with regard to these issues.

          Submitted by: THE COMPENSATION COMMITTEE
                        John K. Pirotte
                        Stephen R. Puckett


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are currently Messrs. Pirotte and Puckett. Mr. Dennis Dougherty was a member of the Compensation Committee until his resignation from the board on February 23, 1998. Messrs. Pirotte, Puckett and Dougherty were not at any time during the fiscal year ended December 31, 1998 or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


PERFORMANCE GRAPH

                   COMPARISON OF CUMULATIVE TOTAL RETURN (1)

(The Performance Graph appears here. See the table below for plot points.)


                      NASDAQ                PEER GROUP -         PHARMANETICS
                                             PHARMA
12/95                 100                   100                  100
3/96                  104.66                104.05               104.546
6/96                  113.201               101.077              77.2727
9/96                  117.211               103.397              61.3636
12/96                 122.971               100.311              35.2273
3/97                  116.301               95.2674              45.4545
6/97                  137.619               102.847              68.1818
9/97                  160.89                115.367              81.8182
12/97                 150.865               103.576              72.7273
3/98                  176.522               113.856              81.8182
6/98                  181.633               105.525              52.2727
9/98                  164.435               99.8578              45.4545
12/98                 212.077               132.584              47.7273

---------
(1) Assumes $100 invested on December 11, 1995 (the effective date of the Company's initial public offering) in each of the Company's Common Stock, the Nasdaq CRSP Total Market Return Index, and the Nasdaq Pharmaceutical Stocks Total Return Index (the "Pharmaceutical Index"). Total return assumes reinvestment of dividends.


CERTAIN TRANSACTIONS

     In August 1998, the Company entered into a Common Stock Purchase Agreement with Chiron Diagnostics Corporation ("Chiron Diagnostics"), pursuant to which the Company issued and sold to Chiron Diagnostics an aggregate of 600,000 shares of its Common Stock in exchange for $6,000,000 cash, or $10.00 per share. In November 1998, Bayer acquired Chiron Diagnostics and made it a part of Bayer Diagnostics. The Common Stock Purchase Agreement provides, among other things, that Bayer Diagnostics will not acquire more than 20% of the Company's voting securities, except where a third party accumulates or attempts to buy specified percentages of the Company's voting stock. Except under limited circumstances, Bayer Diagnostics cannot transfer its shares to an unaffiliated person unless the Company is first offered the right to purchase such shares. Except with respect to certain significant events (including a sale or dissolution of the Company), Bayer

Diagnostics also agreed to vote its shares in accordance with the recommendation of the Company's Board or in not less than the proportion as the votes cast by other shareholders. In addition, the Company agreed to include in the slate of nominees recommended by the Company for election as directors of the Company, one person designated by Bayer Diagnostics and reasonably acceptable to the Company. To date, no one has been designated. The Company also granted to Bayer Diagnostics registration rights with respect to the purchased shares and the right to receive notification of and to make a competing bid with respect to certain change of control transactions. In the event of a change in control transaction at less than $10.00 per share, the Company must pay Bayer Diagnostics the difference between $10.00 and the price per share in the transaction, unless Bayer Diagnostics has failed to meet its minimum purchase requirements under the Distribution Agreement between them.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (collectively, "Insiders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Insiders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) reports were filed on a timely basis except for late filing of the Form 3 and Form 5 for Dr. Andras Gruber, Chief Scientific Officer, to report his appointment as an executive officer and the grant of options in November 1998, respectively.


DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholders having proposals that they desire to present at next year's annual meeting of shareholders of the Company should, if they desire that such proposals be included in the Company's Proxy Statement relating to such meeting, submit such proposals in time to be received by the Company at its principal executive office in Raleigh, North Carolina, not later than December 8, 1999. To be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and the Board of Directors directs the close attention of interested shareholders to that Rule. Proposals may be mailed to Secretary, PharmaNetics, Inc., 5301 Departure Drive, Raleigh, North Carolina 27616.


                                 OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the Meeting, but it is intended that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.


                                           By Order of the Board of Directors



                                           /s/ JOHN P. FUNKHOUSER,
                                           -----------------------------
                                           JOHN P. FUNKHOUSER,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

********************************************************************************
                                    APPENDIX


                              FOLD AND DETACH HERE
------------------------------------------------------------------------------
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
                              PHARMANETICS, INC.
 P R O X Y                   5301 DEPARTURE DRIVE
                         RALEIGH, NORTH CAROLINA 27616

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  May 6, 1999
     The undersigned hereby appoints John P. Funkhouser and Paul Storey, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of PharmaNetics, Inc., a North Carolina corporation (the "Company"), held of record by the undersigned on March 31, 1999, at the Annual Meeting of Shareholders to be held at the Carolina Country Club, 2500 Glenwood Avenue, Raleigh, North Carolina, on Thursday, May 6, 1999, at 10:30 a.m., or at any adjournment(s) thereof. The following proposals to be brought before the meeting are more specifically described in the accompanying Proxy Statement.

(1) Election of Directors:
    [ ] FOR ALL NOMINEES LISTED BELOW                       [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL
        (except as marked to the contrary)                      NOMINEES LISTED BELOW

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

 John P. Funkhouser  William A. Hawkins  John K. Pirotte   Stephen R. Puckett   Philip R. Tracy

    [ ] VOTE FOR    [ ] VOTE AGAINST    [ ] ABSTAIN

(2) To ratify the selection of PricewaterhouseCoopers LLP as auditors of the Company for the fiscal year ending December 31, 1999.

    [ ] VOTE FOR    [ ] VOTE AGAINST    [ ] ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

    [ ] GRANT AUTHORITY    [ ] WITHHOLD AUTHORITY

                              FOLD AND DETACH HERE
  ------------------------------------------------------------------------------
    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR LISTED ABOVE, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.



                                               -------------------------------
                                               Signature




                                               -------------------------------
                                               Signature, if held Jointly




                                               Please date and sign exactly as
                                               name appears on your stock
                                               certificate. Joint owners should
                                               each sign personally. Trustees,
                                               custodians, executors and others
                                               signing in a representative
                                               capacity should indicate the
                                               capacity in which they sign.


                                               Date: ------------- , 1999


                                                PLEASE MARK, SIGN, DATE AND
                                                RETURN THIS PROXY CARD PROMPTLY
                                                USING THE ENCLOSED ENVELOPE,
                                                WHETHER OR NOT YOU PLAN TO BE
                                                PRESENT AT THE MEETING. IF YOU
                                                ATTEND THE MEETING, YOU CAN VOTE
                                                EITHER IN PERSON OR BY YOUR
                                                PROXY.